UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 31, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On September 1, 2011 (the “Closing Date”), certain wholly owned subsidiaries of AdCare Health Systems, Inc. (the “Company”) acquired (the “Pinnacle Acquisition”) from KMJ Management, LLC (“Seller”), pursuant to that certain Purchase and Sale Agreement, by and between Seller and Arkansas ADK, LLC, a wholly owned subsidiary of the Company (“Arkansas ADK”), dated March 14, 2011 and amended as of July 1, 2011 (as so amended, the “Pinnacle Agreement”), certain land, buildings, improvements, furniture, fixtures, and equipment comprising: (i) Homestead Manor Nursing Home, a 94 bed skilled nursing facility located in Stamps, Arkansas (“Homestead Manor”); (ii) River Valley Health & Rehabilitation Center, a 117 bed skilled nursing facility located in Fort Smith, Arkansas (“River Valley Center”); (iii) Bentonville Manor, a 95 bed skilled nursing facility located in Bentonville, Arkansas (“Bentonville Manor”); (iv) Heritage Park Nursing Center, a 110 bed skilled nursing facility located in Rogers, Arkansas (“Heritage Park Center”); and (v) the home office property located at 7 Halsted Circle, Rogers, Arkansas 72756 (the “Home Office”), for an aggregate purchase price of $19,500,000.  Additionally, pursuant to the Pinnacle Agreement, if within twelve (12) months following the Closing Date Seller delivers to Rose Missouri Nursing, LLC, a wholly owned subsidiary of the Company (“Rose Nursing”), documents satisfactory to authorize Rose Nursing to become the tenant and/or operator of that certain 90 bed skilled nursing facility located at 812 Old Exeter Road, Cassville, Missouri 65626 (the “Leased Facility”), then Rose Nursing shall be required to pay to Seller an additional $500,000 under the Pinnacle Agreement and whereupon Rose Nursing shall become the tenant and/or operator of the Leased Facility.

Pursuant to the Pinnacle Agreement, Arkansas ADK assigned its: (a) right to acquire Homestead Manor to Homestead Property Holdings, LLC (“Homestead”); (b) right to acquire River Valley Center to Valley River Property Holdings, LLC (“Valley River”); (c) right to acquire Bentonville Manor to Benton Property Holdings, LLC (“Benton”); (d) right to acquire Heritage Park Center to Park Heritage Property Holdings, LLC (“Park Heritage”); (e) right to acquire the Home Office to Home Office Property Holdings, LLC (“Home Office Holdings”); and (f) right to become the tenant and/or operator of the Leased Facility to Rose Nursing.  Homestead, Valley River, Benton, Park Heritage and Home Office Holdings are each a wholly owned subsidiary of the Company.

In connection with the closing of the Pinnacle Acquisition: (i) Homestead entered into a Loan Agreement with Metro City Bank (“Metro”), pursuant to which Homestead issued a Promissory Note in favor of Metro for an aggregate principal amount of $3,600,000 (the “Metro Bank Loan”); (ii) Benton, Park Heritage and Valley River entered into a Loan Agreement with The PrivateBank and Trust Company (“PrivateBank”), pursuant to which Benton, Park Heritage and Valley River jointly and severally issued a Promissory Note in favor of PrivateBank for an aggregate principal amount of $11,800,000 (the “PrivateBank Loan”); and (iii) Benton, Valley River, Homestead, Park Heritage and Home Office Holdings, jointly and severally issued a

Promissory Note in favor of Seller for an aggregate principal amount of $2,400,000 (the “Seller Loan”).  The proceeds of the Metro Bank Loan, the PrivateBank Loan and the Seller Loan (collectively, the “Pinnacle Credit Facilities”) were used to fund the purchase price of the Pinnacle Acquisition.

The Metro Bank Loan matures on December 1, 2011.  Interest on the Metro Bank Loan accrues on the principal balance thereof at a fixed annual rate of 6.0% and is payable monthly, commencing on October 1, 2011 and ending on December 1, 2011.  The entire outstanding principal balance of the Metro Bank Loan, together with all accrued but unpaid interest thereon, is payable on December 1, 2011.  The Metro Bank Loan has a one-time origination fee of $36,000.  The Metro Bank Loan is secured by a first mortgage on the real property and improvements constituting Homestead Manor, a first priority security interest on all furnishings, fixtures and equipment associated with Homestead Manor, an assignment of all rents paid under any existing or future leases and rental agreements with respect to Homestead Manor and a certificate of deposit with Metro City Bank in the amount of $1,000,000 as additional security.  Each of the Company; Homestead Nursing, LLC, the operator of Homestead Manor (“Homestead Nursing”); and Christopher F. Brogdon, an officer and director of the Company who owns in excess of 10% of the Company’s common stock, have jointly, severally and unconditionally guaranteed all amounts owing under the Metro Bank Loan.

For a further description of the Company’s relationship with Mr. Brogdon, see: (i) the section entitled “Certain Information and Related Party Transactions” of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2011; (ii) Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2011; and (iii) Item 2.01 of the Company’s Current Reports on Form 8-K filed with the SEC on June 6, 2011 and January 6, 2011, which sections and items are incorporated herein by this reference.

The PrivateBank Loan matures on September 1, 2016.  Interest on the PrivateBank Loan accrues on the principal balance thereof at an annual variable rate equal to the greater of: (i) the per annum rate of interest equal to LIBOR plus 3.50%; or (ii) 6.0%.  The interest rate of the PrivateBank Loan shall be adjusted on a monthly basis.  The PrivateBank Loan shall be repaid in equal monthly installments of principal and interest based on a twenty (20) year amortization schedule.  Principal payments in the amount of $20,335 are payable on October 1, 2011, and on the same day of each month thereafter through and including the maturity date.  Any prepayment of the PrivateBank Loan shall be subject to the following prepayment premiums: (a) 5% of the total prepayment amount for prepayment made prior to September 1, 2012; (b) 4% of the total prepayment amount for prepayment made on or after September 1, 2012, but prior to September 1, 2013; (c) 3% of the total prepayment amount for prepayment made on or after September 1, 2013, but prior to September 1, 2014; and (d) 2% of the total prepayment amount for prepayment made on or after September 1, 2014, but prior to September 1, 2015.  The foregoing prepayment premiums shall not apply in the event that the entire outstanding principal amount of the PrivateBank Loan is prepaid in whole from the proceeds of a loan insured, guaranteed or extended by any agency of the United States of America.  The PrivateBank Loan has a one-time origination fee of $118,000 and is secured by a first mortgage on the real property and improvements constituting each of Bentonville Manor, Heritage Park Center and River Valley

Center and an assignment of all rents paid under any existing or future leases and rental agreements with respect to the foregoing properties.  Each of the Company; Benton Nursing, LLC, the operator of Bentonville Manor (“Benton Nursing”); Park Heritage Nursing, LLC, the operator of Park Heritage Center (“Park Heritage Nursing”); and Valley River Nursing, LLC, the operator of River Valley Center (“Valley River Nursing”), have jointly, severally and unconditionally guaranteed all amounts owing under the PrivateBank Loan.

Interest on the principal amount of the Seller Loan accrues at a fixed annual rate of 7.0%.  Principal payments under the Seller Loan in the amount of $250,000 plus any accrued interest shall be due and payable quarterly, beginning on December 1, 2011, and continuing until all principal and accrued interest is paid in full.  The Seller Loan is secured by (i) a second mortgage on the real property and improvements associated with Bentonville Manor, Heritage Park Center and River Valley Center; (ii) pledge and security agreements issued by AdCare Property Holdings, LLC in favor of Seller with respect to one hundred percent (100%) of the ownership interest in each of Benton, Valley River, Homestead, Park Heritage and Home Office Holdings; and (iii) title to the Home Office.

In connection with entering into the Pinnacle Credit Facilities, the Company, Homestead, Homestead Nursing, Benton, Benton Nursing, Park Heritage, Park Heritage Nursing, Valley River, Valley River Nursing and Home Office Holdings, as applicable, also entered into deeds to secure debt, security agreements, assignments of leases and rents, indemnity agreements and guarantees, each containing customary terms and conditions, including financial covenants.

The foregoing descriptions of the Pinnacle Credit Facilities are qualified in their entirety by reference to the documents attached hereto as Exhibits 99.1 through Exhibit 99.22, which agreements are incorporated herein by this reference.

Item 2.03                                             Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.  The financial statements required by Item 9.01(a) are not included with this Current Report on Form 8-K.  The Company intends to file these financial statements by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(b)                                 Pro Forma Financial Information.  The pro forma financial information required by Item 9.01(b) is not included with this Current Report on Form 8-K.  The Company intends to file this pro forma financial information by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(d)                                 Exhibits.

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on March 29, 2011.)

2.2	Amendment, made and entered into as July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC.

99.1	Loan Agreement, made and entered into September 1, 2011, by and between Homestead Property Holdings, LLC and Metro City Bank.

99.2	Promissory Note, dated September 1, 2011, issued by Homestead Property Holdings, LLC, in favor of Metro City Bank, in the amount of $3,600,000.

99.3	Mortgage and Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Metro City Bank.

99.4	Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Homestead Nursing, LLC, as the debtor, and Metro City Bank, as the secured party.

99.5	Guaranty, dated as of September 1, 2011, issued by Homestead Nursing, LLC in favor of Metro City Bank.

99.6	Guaranty, dated as of September 1, 2011, issued by AdCare Health Systems, Inc. in favor of Metro City Bank.

99.7	Guaranty, dated as of September 1, 2011, issued by Christopher F. Brogdon in favor of Metro City Bank.

99.8

Loan Agreement, dated as of September 1, 2011, by and among Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, as borrowers, and The PrivateBank and Trust Company, as lender.

99.9

Promissory Note, dated September 1, 2011, issued by Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, in favor of The PrivateBank and Trust Company, in the amount of $11,800,000.

99.10

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Benton Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.

99.11

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Park Heritage Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.

99.12

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Valley River Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.

99.13

Guaranty of Payment and Performance, dated as of September 1, 2011, issued by AdCare Health Systems, Inc.; Benton Nursing, LLC; Park Heritage Nursing, LLC; and Valley River Nursing, LLC in favor of The PrivateBank and Trust Company.

99.14

Secured Promissory Note, dated August 31, 2011, issued by Benton Property Holdings, LLC; Valley River Property Holdings, LLC; Homestead Property Holdings, LLC; Park Heritage Property Holdings, LLC and Home Office Property Holdings, LLC, in favor of KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC), in the amount of $2,400,000.

99.15	Mortgage, made and entered into as of August 31, 2011, by and between Benton Property Holdings, LLC and KMJ Management, LLC.

99.16	Mortgage, made and entered into as of August 31, 2011, by and between Park Heritage Property Holdings, LLC and KMJ Management, LLC.

99.17	Mortgage, made and entered into as of August 31, 2011, by and between Valley River Property Holdings, LLC and KMJ Management, LLC.

99.18

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Benton Property Holdings, LLC.

99.19

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Valley River Property Holdings, LLC.

99.20

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Homestead Property Holdings, LLC.

99.21	Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ

Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Park Heritage Property Holdings, LLC.

99.22

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Home Office Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on March 29, 2011.)

2.2	Amendment, made and entered into as July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC.

99.1	Loan Agreement, made and entered into September 1, 2011, by and between Homestead Property Holdings, LLC and Metro City Bank.

99.2	Promissory Note, dated September 1, 2011, issued by Homestead Property Holdings, LLC, in favor of Metro City Bank, in the amount of $3,600,000.

99.3	Mortgage and Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Metro City Bank.

99.4	Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Homestead Nursing, LLC, as the debtor, and Metro City Bank, as the secured party.

99.5	Guaranty, dated as of September 1, 2011, issued by Homestead Nursing, LLC in favor of Metro City Bank.

99.6	Guaranty, dated as of September 1, 2011, issued by AdCare Health Systems, Inc. in favor of Metro City Bank.

99.7	Guaranty, dated as of September 1, 2011, issued by Christopher F. Brogdon in favor of Metro City Bank.

99.8

Loan Agreement, dated as of September 1, 2011, by and among Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, as borrowers, and The PrivateBank and Trust Company, as lender.

99.9

Promissory Note, dated September 1, 2011, issued by Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, in favor of The PrivateBank and Trust Company, in the amount of $11,800,000.

99.10

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Benton Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.

99.11

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Park Heritage Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.

99.12

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Valley River Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.

99.13

Guaranty of Payment and Performance, dated as of September 1, 2011, issued by AdCare Health Systems, Inc.; Benton Nursing, LLC; Park Heritage Nursing, LLC; and Valley River Nursing, LLC in favor of The PrivateBank and Trust Company.

99.14

Secured Promissory Note, dated August 31, 2011, issued by Benton Property Holdings, LLC; Valley River Property Holdings, LLC; Homestead Property Holdings, LLC; Park Heritage Property Holdings, LLC and Home Office Property Holdings, LLC, in favor of KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC), in the amount of $2,400,000.

99.15	Mortgage, made and entered into as of August 31, 2011, by and between Benton Property Holdings, LLC and KMJ Management, LLC.

99.16	Mortgage, made and entered into as of August 31, 2011, by and between Park Heritage Property Holdings, LLC and KMJ Management, LLC.

99.17	Mortgage, made and entered into as of August 31, 2011, by and between Valley River Property Holdings, LLC and KMJ Management, LLC.

99.18

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Benton Property Holdings, LLC.

99.19

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Valley River Property Holdings, LLC.

99.20

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Homestead Property Holdings, LLC.

99.21

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Park Heritage Property Holdings, LLC.

99.22

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Home Office Property Holdings, LLC.